SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2004

KANBAY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50849 (Commission File Number)	36-4387594 (I.R.S. Employer Identification No.)
6400 Shafer Court, Suite 100 Rosemont, Illinois (Address of principal executive offices)	60018 (Zip Code)
(847) 384-6100 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 27, 2004, Kanbay International, Inc. issued a press release announcing that it has filed a Form S-1 registration statement with the Securities and Exchange Commission for a proposed secondary public offering of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(C)                                Exhibits:

99.1         Press Release dated October 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANBAY INTERNATIONAL, INC.

Dated: October 27, 2004	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 27, 2004.